SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 27, 2002
                                                         -----------------


                                  GENUITY INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                      000-30837                 74-2864824
---------------------------     ----------------------       -----------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                       Identification No.)


    225 Presidential Way, Woburn, MA                         01801
  ------------------------------------                     ----------
 (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's Telephone Number, including Area Code: (781) 865-2000
                                                           --------------

                           This is Page 1 of 4 Pages.
                        Exhibit Index appears on Page 4.


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Item 3. Bankruptcy or Receivership.


On November 27, 2002, Genuity Inc., a Delaware corporation (the "Company"), announced that the Company and certain of its subsidiaries filed a voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court of the Southern District of New York. Pursuant to the bankruptcy filing, the Company and its subsidiaries have remained in possession of their assets and properties, and their business and affairs will continue to be managed by their respective directors and officers, subject in each case to the supervision of the Bankruptcy Court.

A copy of the Company's press release dated November 27, 2002, announcing the filing is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 5. Other Events.

On December 3, 2002, the Company announced that the U.S. Bankruptcy Court for the Southern District of New York has approved orders with respect to Genuity's "first day motions" on December 2, 2002.

The Company also announced on December 3, 2002, that The NASDAQ Stock Market notified the Company that, as a result of its Chapter 11 filing, the fifth character "Q" would be added to the Company's trading symbol, changing the symbol from GENU to GENUQ at the opening of business on December 3, 2002. In addition, Genuity received notice that in accordance with Marketplace Rules 4330
(a)(1) and 4450(f), and its inability to satisfy the listing requirements of Marketplace Rules 4450(b)(3) and 4450(b)(4), The NASDAQ Stock Market would delist the Company's securities at the opening of business on December 5, 2002.

A copy of the Company's press release dated December 3, 2002, announcing the approval of the orders and the letter from NASDAQ is attached hereto as Exhibit
99.2 and is hereby incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

99.1      Press Release dated November 27, 2002 of Genuity Inc.
99.2      Press Release dated December 3, 2002 of Genuity Inc.


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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  GENUITY INC.


                                        By:   /s/ Daniel P. O'Brien
                                           ------------------------------------
                                           Name:  Daniel P. O'Brien
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


Date: December 3, 2002


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                                  EXHIBIT INDEX

Exhibit No.      Description of Exhibits                                  Page
-----------      -----------------------                                  ----

  99.1           Press Release dated November 27, 2002 of Genuity Inc.      5


  99.2           Press Release dated December 3, 2002 of Genuity Inc.      10


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                                                                   Exhibit 99.1

Media Contacts:                                   Investor Relations Contacts:
John Vincenzo, 781-865-5468                       Arleen Llerandi, 781-865-3544
Susan Kraus, 781-865-3511

                                                              November 27, 2002

                        Genuity To Be Acquired By Level 3

                 Deal Forms New Business Unit with Genuity Name

    Proposed Purchase to be Completed Through Voluntary Chapter 11 Proceeding

                   Operations to Continue without Interruption

     WOBURN, Mass. - In a deal that brings together two companies with a rich history of innovation and Internet Protocol (IP) experience, Genuity Inc. (Nasdaq:GENU) today announced that it has reached a definitive agreement with Level 3 (Nasdaq: LVLT), an international communications and information services company, to acquire substantially all of Genuity's assets and operations for $242 million, subject to adjustments. The deal forms a stronger, well-capitalized, financially stable service provider with a full portfolio of managed IP services.
     Under the terms of the proposed acquisition, which has the full support of Genuity's two largest creditors -- the global consortium of banks that provided Genuity with a line of credit and Verizon Communications that provided a separate line of credit -- Level 3 will operate Genuity as a separate business unit headquartered in Woburn, Mass., that focuses on managed IP services for the enterprise market. The addition of Genuity will enhance Level 3's business services offerings and enable greater network efficiency through the addition of Genuity's more than 3,000 customers.


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     In addition to maintaining the Genuity brand, Level 3 will acquire
Genuity's Tier 1 network, its operations and its customer base, including its domestic contracts with America Online, Inc. (AOL) and certain of its domestic contracts with Verizon, as well as a significant portion of Genuity's existing long-term operating agreements. Verizon also will continue to resell Genuity's services to its enterprise customers. To facilitate the acquisition process, Genuity and certain of its subsidiaries are filing voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code. Assuming approval of the company's reorganization plan by the bankruptcy court and the closing of the transaction, Genuity's creditors will receive the money Level 3 is paying for Genuity's assets as well as additional cash on Genuity's balance sheet after the close of the transaction. With more than $800 million in cash to fund the company's operations, Genuity will continue to operate its business and serve its customers without interruption during the transitional period.
     "Upon learning of Verizon's decision to relinquish its right to reintegrate Genuity, we sought a solution that would most benefit our creditors, our customers and our employees," said Genuity Chairman and Chief Executive Officer Paul R. Gudonis. "This agreement represents a positive outcome for these groups because it helps ensure continuity of the services we provide to our customers, as well as the ability to realize the benefits of a stronger, more financially sound service provider."

Complementary Lines of Business

     Gudonis noted that Level 3 shares Genuity's commitment to build on its existing assets and its established success in providing customers with wholesale and enterprise IP networking services. "We were attracted to Level 3 in part because of its desire to capitalize on the success we've had in providing managed IP services to enterprises. The Internet has become a critical part of the way companies do business, and with this agreement, customers will be able to use our managed services such as dedicated access, voice over IP, VPNs and security and Web hosting to gain a competitive advantage."
     "There is a unique and compelling fit between Genuity and Level 3," said James Q. Crowe, Level 3's chief executive officer. "The transaction combines the assets and operations of Genuity, the company that helped invent the Internet, with Level 3, the company that built the first network fully optimized for Internet Protocol-based communications. Both companies are experienced providers of optical and IP-based services, and both are Tier 1 Internet backbone providers with industry-leading quality of service. Genuity's transport and dedicated and dial-up Internet access business - more than 80 percent of revenue
- is complementary to Level 3's transport, managed modem and IP services business.


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     "Level 3 and Genuity share cultures of technological excellence and innovation. Genuity literally helped conceive the key technologies that underpin the Internet, while Level 3 has pioneered developments in softswitch technology and MPLS services, and revolutionized bandwidth provisioning with its ONTAP process. We believe that, together, we can build on that strong combined legacy."
     Gudonis added, "Our proposed agreement with Level 3 provides a logical and natural fit. Both organizations are customer-focused, rich in intellectual resources, and proven leaders in the industry. Going forward, new and existing customers will benefit from the company's comprehensive range of complementary services and an enhanced portfolio of offerings."

                             THE ACQUISITION PROCESS

     As a routine matter, ongoing employee compensation and benefit programs are being presented to the court for approval as part of the company's "first-day" motions. The company expects that the court will approve these requests at its first-day hearing, thereby ensuring that employees will be paid and that benefit programs will remain intact.
     Vendors will be paid in the ordinary course for all goods furnished and services rendered subsequent to the filing. This protection afforded to vendors under the Bankruptcy Code, combined with the company's cash position, will ensure an uninterrupted flow of goods and services necessary to operate Genuity's business during this process.
     In conjunction with the Chapter 11 filing and as required under Section 363 of the Code, Genuity also filed a motion for the establishment of bidding procedures for an auction that allows other qualified bidders to submit better offers for its assets. The company anticipates that the acquisition will be completed in the first quarter of 2003, pending approval of the bankruptcy court and certain government regulatory agencies.


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     Today's action follows several months of negotiations with the group of banks that provided Genuity's $2 billion line of credit and Verizon Communications, which lent Genuity $1.15 billion, on a restructuring of the company's debt. The negotiations followed Verizon's decision on July 24, 2002 to relinquish its option to acquire a controlling interest in Genuity. This resulted in a default for Genuity under its credit facilities with the banks and Verizon. Genuity and its lenders subsequently agreed on several standstills while continuing negotiations. Ultimately, Genuity's senior management and its Board of Directors determined that this acquisition would ensure the continued integrity of its operations and provide the best possible result for the company.
     Although Genuity International Inc., a U.S. subsidiary of Genuity, is included in the filing, local subsidiaries located outside of the United States are excluded from the filing.
     Genuity filed its voluntary Chapter 11 petitions in the U.S. Bankruptcy Court for the Southern District of New York.

About Genuity

Genuity is a leading provider of enterprise IP networking services. The company combines its Tier 1 network with a full portfolio of managed Internet services, including dedicated and broadband access, Internet security, Voice over IP
(VoIP), and Web hosting to provide converged voice and data solutions. With annual revenues of more than $1 billion, Genuity (NASDAQ: GENU and NM: Genuity A-RegS 144) is a global company with offices and operations throughout the U.S., Europe, Asia and Latin America. Additional information about Genuity can be found at www.genuity.com.

About Level 3 Communications

Based in Broomfield, Colo., Level 3 is an international communications and information services company. The company offers a wide range of communications services over its 20,000 mile broadband fiber optic network including Internet Protocol (IP) services, broadband transport, colocation services, and patented Softswitch-based managed modem and voice services. The company offers information services through its wholly-owned subsidiaries, (i)Structure and Software Spectrum. (i)Structure provides managed IT infrastructure services and enables businesses to outsource costly IT operations. Software Spectrum is a global business-to-business software services provider specializing in enterprise software management, licensing and support.


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Forward-Looking Statements

This announcement contains forward-looking statements. For each of these statements, Genuity Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. If future events and actual performance differ materially from Genuity's assumptions, actual results could vary significantly from the performance projected in these forward-looking statements.

These forward-looking statements are based on the company's current knowledge, beliefs, expectations and specific assumptions with respect to future business decisions. Accordingly, the statements are subject to significant risks, contingencies and uncertainties that could cause actual operating results, performance or business prospects to differ materially from those expressed in, or implied by, these statements. These risks, contingencies and uncertainties include, but are not limited to: the company's ability to satisfy its financial needs or operational obligations as they become due; expectations as to the company's future revenue, margins, expenses and capital requirements; the company's ability to develop and maintain a successful relationship with significant customers; the company's ability to successfully reduce its cost structure; volatility of the market for certain products; and expansion decisions relating to our capacity and network infrastructure. The company also faces uncertainty concerning the effect of Verizon's decision to relinquish its option to acquire a controlling interest in the company and concerning the outcome of discussions with our lenders regarding the default under our credit agreement arising from Verizon's decision to relinquish its option.


For a more detailed discussion of the risks and uncertainties of Genuity's business, please refer to the company's Annual Report on Form 10-K for the year ended December 31, 2001 and the Quarterly Report for the period ended September 30, 2002 as filed with the Securities and Exchange Commission, which discuss in greater detail the important factors that could cause actual results to differ materially. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Further disclosures that the company makes on related subjects in its additional filings with the Securities and Exchange Commission should be consulted.

                                      # # #



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                                                                   Exhibit 99.2


Media Contacts:                                  Genuity Information Hotline:
Susan Kraus, 781-865-3511                        877-251-9700, or 781-865-8989
John Vincenzo, 781-865-5468


                                                               December 3, 2002

             Genuity Receives Court Approval of 'First Day Motions'
                          to Conduct Business as Usual

     WOBURN, Mass. - Genuity Inc. today announced that the U.S. Bankruptcy Court for the Southern District of New York has approved orders with respect to Genuity's "first day motions" on December 2, 2002.
     The first day orders, in essence, allow Genuity to conduct business as usual relative to all of its customers, employees and suppliers and to maintain its existing cash management systems. These orders authorize payment of pre-petition employee wages, salaries, business expenses and other employee benefits. The court's approval of Genuity's initial motions, along with the $800 million Genuity has in cash, will provide the company with operational stability and the necessary financial resources as Genuity and Level 3 move through the transition period. The court will reconvene on Monday, December 9, 2002, to continue hearings on Genuity's initial motions.
     These court hearings follow Genuity's announcement on Wednesday, November 27, 2002, that it had reached a definitive agreement with Level 3, an international communications and information services company, in which Level 3 will acquire substantially all of Genuity's assets and operations for up to $242 million. To facilitate the acquisition process, Genuity and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code. The transaction has the full support of Genuity's two largest creditors - the global consortium of banks that provided Genuity with a line of credit and Verizon Communications that provided a separate line of credit.


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     In addition, Genuity today announced that The NASDAQ Stock Market notified the company that, as a result of its Chapter 11 filing, the fifth character "Q" was added to the company's trading symbol, changing the symbol from GENU to GENUQ at the opening of business on December 3, 2002. In addition, Genuity has received notice that in accordance with Marketplace Rules 4330 (a)(1) and 4450(f), and its inability to satisfy the listing requirements of Marketplace Rules 4450(b)(3)and 4450(b)(4), The NASDAQ Stock Market will delist the company's securities at the opening of business on December 5, 2002. On that date, Genuity's securities will be eligible to begin trading on the Over the Counter Bulletin Board (OTCBB).

About Genuity

Genuity is a leading provider of enterprise IP networking services. The company combines its Tier 1 network with a full portfolio of managed Internet services, including dedicated and broadband access, Internet security, Voice over IP
(VoIP), and Web hosting to provide converged voice and data solutions. With annual revenues of more than $1 billion, Genuity (NASDAQ: GENUQ and NM: Genuity A-RegS 144) is a global company with offices and operations throughout the U.S., Europe, Asia and Latin America. Additional information about Genuity can be found at www.genuity.com.

Forward-Looking Statements

This announcement contains forward-looking statements. For each of these statements, Genuity Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. If future events and actual performance differ materially from Genuity's assumptions, actual results could vary significantly from the performance projected in these forward-looking statements.

These forward-looking statements are based on the company's current knowledge, beliefs, expectations and specific assumptions with respect to future business decisions. Accordingly, the statements are subject to significant risks, contingencies and uncertainties that could cause actual operating results, performance or business prospects to differ materially from those expressed in, or implied by, these statements. These risks, contingencies and uncertainties include, but are not limited to: the company's ability to satisfy its financial needs or operational obligations as they become due; expectations as to the company's future revenue, margins, expenses and capital requirements; the company's ability to develop and maintain a successful relationship with significant customers; the company's ability to successfully reduce its cost structure; volatility of the market for certain products; and expansion decisions relating to our capacity and network infrastructure. The company also faces uncertainty concerning the effect of Verizon's decision to relinquish its option to acquire a controlling interest in the company and concerning the outcome of discussions with our lenders regarding the default under our credit agreement arising from Verizon's decision to relinquish its option.

For a more detailed discussion of the risks and uncertainties of Genuity's business, please refer to the company's Annual Report on Form 10-K for the year ended December 31, 2001 and the Quarterly Report for the period ended September 30, 2002 as filed with the Securities and Exchange Commission, which discuss in greater detail the important factors that could cause actual results to differ materially. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Further disclosures that the company makes on related subjects in its additional filings with the Securities and Exchange Commission should be consulted.

                                      # # #

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